UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 31, 2020

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BioCryst Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-23186	62-1413174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4505 Emperor Blvd., Suite 200

Durham, North Carolina 27703

(Address of Principal Executive Offices) (Zip Code)

(919) 859-1302

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BCRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 31, 2020, BioCryst Pharmaceuticals, Inc. (the "Company") entered into a contract with the National Institute of Allergy and Infectious Diseases ("NIAID"), part of the National Institutes of Health, to advance development of galidesivir. The contract is a cost-plus fixed fee arrangement with a base amount and subsequent options that may be awarded as development progresses.  Aggregate funding under the contract could total up to $43.9 million if all contract options are exercised.

The contract is for the Company's manufacture and evaluation of the safety, efficacy, and tolerability of galidesivir, a broad spectrum, antiviral therapeutic.  This project will be funded in whole or in part with Federal funds from the NIAID, National Institutes of Health, Department of Health and Human Services, under Contract No. HHS75N93020C00055.

The contract contains a number of terms and conditions that are customary for government contracts of this nature, including, but not limited to, provisions giving the government the right to terminate the contract or to order the Company to stop all or any part of the work under the contract at the government's discretion.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements regarding the Company's plans and expectations for its galidesivir development program.  These statements involve known and unknown risks, uncertainties, and other factors which may cause actual results and developments of such program to be materially different from any future results or developments expressed or implied by the forward-looking statements.  These statements reflect our current views and are based on assumptions and subject to risks and uncertainties.  Given these uncertainties, you should not place undue reliance on these forward-looking statements.  Some of the factors that could affect the forward-looking statements contained herein include NIAID's ability to determine not to exercise one or more of the options under the new contract or to terminate the contract at any time, causing the Company not to realize the aggregate value of the contract, and funding for galidesivir under government contracts is dependent on the progress toward, and the achievement of, developmental milestones.  Please refer to the documents the Company files periodically with the Securities and Exchange Commission, specifically the Company's most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, which identify important factors that could cause actual results and developments to differ materially from those contained in the Company's forward-looking statements.

Item 8.01. Other Events.

On August 31, 2020, the Company issued a news release announcing the events described in Item 1.01 of this Current Report on Form 8-K.  A copy of the news release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated August 31, 2020 entitled "NIAID Awards BioCryst New $44 Million Contract to Advance Development of Galidesivir"
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioCryst Pharmaceuticals, Inc.

Date: August 31, 2020	By:	/s/ Alane Barnes
Alane Barnes
Senior Vice President and Chief Legal Officer